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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 May 29, 1998
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                Date of Report (Date of earliest event reported)

                             COSTILLA ENERGY, INC.
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            (Exact name of registrant as specified in its character)

     Delaware                          0-21411                   75-2658940
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 (State or other jurisdiction)   (Commission File Number)     (IRS  Employer
                                                             Identification No.)

                        400 West Illinois, Suite 1000
                            Midland, Texas 79701
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                  (Address of principal executive offices)

                               (915) 683-3902
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            (Registrant's telephone number, including area code)

                                     N/A
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        (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         The exchange offer (the "Exchange Offer") of Costilla Energy, Inc. (the "Registrant"), whereby the Registrant offered to exchange registered 10 1/4% Senior Notes due 2006 (the "Exchange Notes") for $80.0 million of outstanding unregistered 10 1/4% Senior Notes due 2006 (the "Private Notes"), which was commenced on April 28, 1998, expired at 5:00 p.m., Eastern time, on May 29, 1998. The Exchange Offer was made by the Registrant pursuant to that certain Registration Rights Agreement (the "Registration Rights Agreement") between the Registrant and BT Alex. Brown Incorporated and Prudential Securities Incorporated, the initial purchasers of the Private Notes. $77.0 million of the $80.0 million of Private Notes were surrendered in exchange for Exchange Notes. The Exchange Notes were registered under the Securities Act of 1933, as amended, by the filing of a registration statement on Form S-4 that became effective on April 28, 1998, and are freely tradeable subject to certain limitations described in the Prospectus relating to the Exchange Offer. The remaining $3.0 million of Private Notes will remain outstanding and are unregistered and subject to applicable restrictions on transfer. With only certain limited exceptions, the Exchange Offer satisfied the Registrant's obligations under the Registration Rights Agreement.

         The Exchange Notes are issued under that certain Indenture dated as of October 1, 1996, as amended by that certain First Supplemental Indenture dated as of January 16, 1998, between the Registrant and State Street Bank and Trust Company, as Trustee (the "Indenture"). The remaining Private Notes and an outstanding issue of $100.0 million of 10 1/4% Senior Notes are also issued under the Indenture. A copy of the Indenture has been included as an exhibit to the Registrant's filings with the Securities and Exchange Commission (see
Item 7 hereof).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)      No financial statements are required

         (c) Exhibits (Incorporated by reference to the filings indicated)

                          4.1 Indenture dated as of October 1, 1996 by and between State Street Bank and Trust Company, as Trustee, and Costilla Energy, Inc., as Issuer, filed as an exhibit to the Registrant's Registration Statement on Form S-1, File No. 333-08909.

                          4.2 Form of Notes or Global Certificate (included as Exhibit A to Exhibit 4.1).

                          4.3 First Supplemental Indenture dated as of January 16, 1998 by and between State Street Bank and Trust Company, as Trustee, and Costilla Energy, Inc., as Issuer (including form of Global Certificate), filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COSTILLA ENERGY, INC.


                                        By: \s\ BOBBY W. PAGE
      Dated: June 12, 1998                  -----------------------------------
                                            Bobby W. Page, Senior
                                            Vice President and
                                            Chief Financial Officer